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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): May 9, 2003
                                                            -----------


                         Wallace Computer Services, Inc.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



            Delaware                      1-6528                36-2515832
            --------                      ------                ----------
  (State or Other Jurisdiction       (Commission File        (I.R.S. Employer
of Incorporation or Organization)         Number)         Identification Number)



       2275 Cabot Drive, Lisle, Illinois                        60532-3630
       ---------------------------------                        ----------
    (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:    (630) 588-5000
                                                       --------------


                                 Not Applicable
                                 --------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On May 9, 2003, the Board of Directors of Wallace Computer Services, Inc. (the "Company") approved an amendment to the Wallace Computer Services, Inc. Retirement Plan for Outside Directors (the "Amendment"), and on May 12, 2003, M. David Jones, Chairman and Chief Executive Officer of the Company, executed the Amendment on behalf of the Company. The Amendment is attached hereto as
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

Exhibit
Number   Description of Exhibit
-------  ----------------------

99.1 Amendment to the Wallace Computer Services, Inc. Retirement Plan for Outside Directors.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                     WALLACE COMPUTER SERVICES, INC.


Date:  May 12, 2003
                                     By:    /s/ James D. Benak
                                           -------------------------------------

                                     Name: James D. Benak
                                     Title:  Vice President, General Counsel and
                                             Secretary



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                                  EXHIBIT INDEX
Exhibit
Number    Description of Exhibit
-------   ----------------------
*99.1 Amendment to the Wallace Computer Services, Inc. Retirement Plan for Outside Directors.





--------------------
*        Filed herewith.